                                                                 Exhibit 23.1

                   CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of SLM Holding Corporation and in the related Prospectuses of our report dated January 13, 1997, with respect to the consolidated financial statements of SLM Holding Corporation incorporated by reference in the Annual Report (Form 10-K) for the year ended December 31, 1998:

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

Registration Statement
        Number                Description
----------------------        ------------------------------------------------

      333-53631                        Form S-8, pertaining to SLM Holding
                                  Corporation Management Incentive Plan

      333-44425                        Form S-8, pertaining to SLM Holding
                                  Corporation Employee Stock Option Plan and
                                  SLM Holding Corporation Directors Stock
                                  Plan.

      333-33577                        Form S-8, pertaining to SLM Holding
                                  Corporation's-Sallie Mae Employees' Thrift
                                  & Savings Plan.

      333-33575                        Form S-8 and Post-Effective Amendment
                                  No. 8 on Form S-8 to Form S-4, pertaining to SLM Holding Corporation's-Sallie Mae 1993-1998 Stock Option Plan; Sallie Mae Board of Directors' Stock Option Plan; Sallie Mae Incentive Performance Plan; Sallie Mae Board of Directors' Restricted Stock Plan; Sallie Mae Employees' Stock Purchase Plan; Sallie Mae Directors Deferred Compensation Plan; and Sallie Mae Stock Compensation Plan.

      333-38391                       Form S-1 and Pre-Efective Amendment
                                  No. 1 on Form S-3 pertaining to shares of SLM Holding Corporation's common stock issuable upon the exercise of outstanding warrants to purchase shares of SLM Holding Corporation's common stock.

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                                        /s/Ernst & Young LLP

Washington, D.C.
March 29, 1999